UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 Commission File Number	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Bunge Limited Annual Incentive Plan

On May 21, 2010, Bunge Limited (“Bunge” or the “Company”)  held its 2010 annual general meeting of shareholders (the “Annual General Meeting”).  At the Annual General Meeting, Bunge’s shareholders approved, upon recommendation of the Board Directors, the Bunge Limited Annual Incentive Plan (the “Plan”), under which employees of Bunge and its subsidiaries are eligible to receive performance-based cash incentive awards under the Plan.  Awards under the Plan are intended to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

The Plan will replace the existing Annual Incentive Plan, which will expire by its terms on December 31, 2010.  The terms of the Plan are substantially similar to the existing Annual Incentive Plan.  The Plan was approved by Bunge's Board of Directors on March 3, 2010, subject to shareholder approval.

A description of the Plan is set forth in Bunge’s 2010 Proxy Statement in the section entitled “Proposal 3 —Approval of the Annual Incentive Plan,” which was filed with the Securities and Exchange Commission on April 16, 2010 and is incorporated by reference herein.  This description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which has been filed as Appendix B to Bunge’s 2010 Proxy Statement and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The matters voted upon and the results of the vote at the Annual General Meeting were as follows:

Proposal 1: The shareholders voted to elect the following individuals as Class I directors for a three-year term:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jorge Born, Jr.	94,683,034	1,578,793	42,475	7,787,047
Bernard de La Tour d’Auvergne Lauraguais	93,878,033	2,175,036	251,233	7,787,047
William Engels	94,312,687	1,722,757	268,858	7,787,047
L. Patrick Lupo	94,093,457	2,173,862	36,983	7,787,047

Directors whose terms of office continued after the Annual General Meeting are:  Ernest G. Bachrach, Enrique H. Boilini, Michael H. Bulkin, Octavio Caraballo, Francis Coppinger, Larry G. Pillard and Alberto Weisser.

Proposal 2: A proposal to appoint Deloitte & Touche LLP as the independent auditors for the fiscal year ending December 31, 2010 and to authorize the audit committee of the Board of Directors to determine the independent auditors’ fees was adopted with the votes shown:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,088,142	228,644	60,211	0

Proposal 3: A proposal to approve the Bunge Limited Annual Incentive Plan was adopted with the votes shown:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,196,666	2,126,936	6,053,395	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2010

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Assistant General Counsel and Assistant Secretary